UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

DYNAMICS SPECIAL PURPOSE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2875 El Camino Real

Redwood City, CA 94061

(Address of principal executive offices)

(408) 212-0200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DYNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on June 7, 2022, Dynamics Special Purpose Corp. (“DYNS” or the “Company”) convened a Special Meeting of Stockholders (the “Special Meeting”) to approve, among other things, the previously announced business combination of the Company and Senti Biosciences, Inc. (the “Business Combination” and DYNS following the Business Combination, “New Senti”).

At the Special Meeting, the Company’s stockholders approved, among other items, the New Senti 2022 Equity Incentive Plan (the “Incentive Plan”) and the New Senti 2022 Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of each of the Incentive Plan and ESPP is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 13, 2022 and first mailed to DYNS’ stockholders on or about May 13, 2022 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and ESPP, which are attached as Annex C and Annex D, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2022, DYNS convened the Special Meeting. At the Special Meeting, a total of 21,227,566 shares of Class A common stock and 5,750,000 shares of Class B common stock of DYNS, out of a total of 23,715,500 shares of Class A common stock and 5,750,000 shares of Class B common stock issued and outstanding and entitled to vote as of the close of business on May 3, 2022 (the record date for the Special Meeting), were present or represented by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the Proxy Statement, is set forth below. The adjournment proposal described in the Proxy Statement was not presented at the Special Meeting because there were enough votes to approve the other proposals presented at the Special Meeting.

Proposal 1: Adoption of the Business Combination Proposal

DYNS’ stockholders, by ordinary resolution, (i) adopted and approved the Business Combination Agreement, dated as of December 19, 2021 (as amended or modified from time to time, the “Business Combination Agreement”), by and among DYNS, Explore Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of DYNS (“Merger Sub”), and Senti Biosciences, Inc., a Delaware corporation (“Senti”), pursuant to which Merger Sub will merge with and into Senti, with Senti surviving the merger as a wholly-owned subsidiary of DYNS, on the terms and subject to the conditions set forth therein; (ii) approved such merger and the other transactions contemplated by the Business Combination Agreement; and (iii) adopted and approved each document ancillary to the Business Combination Agreement to which DYNS is a party and all transactions contemplated therein. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,617,750	3,359,816	0	0

Proposal 2: Adoption of the Charter Amendment Proposal

DYNS’ stockholders approved by ordinary resolution (including of each class entitled to vote thereon) that the amended and restated certificate of incorporation and bylaws of DYNS be amended and restated by the proposed second amended and restated certificate of incorporation (the “Proposed Charter,” a copy of which is attached to the Proxy Statement as Annex B), and amended bylaws (a copy of which is attached to the Proxy Statement as Annex B), for New Senti. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

Combined Common

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,317,363	3,359,816	300,127	0

Class A Common

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,567,623	3,359,816	300,127	0

Class B Common

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

Proposal 3A: Adoption of the Advisory Charter Amendment Proposal A

DYNS’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter changing the corporate name of DYNS to “Senti Biosciences, Inc.” on and from the time of the Business Combination. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
22,817,750	3,359,816	800,000	0

Proposal 3B: Adoption of the Advisory Charter Amendment Proposal B

DYNS’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter authorizing an increase in the authorized shares of common stock of New Senti to 500,000,000 shares. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,849,560	3,382,356	1,745,650	0

Proposal 3C: Adoption of the Advisory Charter Amendment Proposal C

DYNS’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter authorizing an increase in the authorized shares of preferred stock that New Senti’s board of directors could issue to 10,000,000 shares. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,068,449	8,108,940	800,177	0

Proposal 3D: Adoption of the Advisory Charter Amendment Proposal D

DYNS’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter dividing the board of directors into three classes following the Business Combination, with the directors serving staggered terms, and providing that the directors may only be removed for cause and by affirmative vote of 75% of New Senti’s then-outstanding shares of capital stock entitled to vote generally in the election of directors. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,074,032	8,103,407	800,127	0

Proposal 3E: Adoption of the Advisory Charter Amendment Proposal E

DYNS’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter providing that certain amendments to the Proposed Charter must have the approval of at least 75% of New Senti’s then-outstanding shares of capital stock entitled to vote on such amendment and of each class entitled to vote thereon as a class. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,074,009	8,103,430	800,127	0

Proposal 3F: Adoption of the Advisory Charter Amendment Proposal F

DYNS’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter making the corporate existence of New Senti perpetual and removing certain provisions related to DYNS’ status as a special purpose acquisition company that will no longer be applicable to DYNS upon consummation of the Business Combination. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
22,817,600	3,359,966	800,000	0

Proposal 3G: Adoption of the Advisory Charter Amendment Proposal G

DYNS’ stockholders approved by non-binding, advisory resolution the provisions in the Proposed Charter removing the ability of stockholders to act by written consent in lieu of a meeting. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,012,652	5,154,914	810,000	0

Proposal 4: Adoption of the Nasdaq Proposal

DYNS’ stockholders approved by ordinary resolution, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC (the “Nasdaq”), the issuance by DYNS of (i) up to 26,000,000 shares of Class A common stock in connection with the Business Combination, pursuant to the Business Combination Agreement, and (ii) 6,680,000 shares of Class A common stock in a private placement concurrent with the Business Combination. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,314,750	3,362,816	300,000	0

Proposal 5: Adoption of the Director Election Proposal

The holders of shares of DYNS’ Class B common stock approved by plurality vote that Timothy Lu, Edward Mathers, Omid Farokhzad, David Epstein, Susan Berland, James Collins and Brenda Cooperstone be elected to serve as Class I, Class II and Class III directors as set forth in the Proxy Statement to serve staggered terms on the board of directors of New Senti upon consummation of the Business Combination, until their respective successors are duly elected and qualified, or until their earlier death, disqualification, resignation or removal. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

Timothy Lu

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

Edward Mathers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

Omid Farokhzad

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

David Epstein

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

Susan Berland

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

James Collins

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

Brenda Cooperstone

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,750,000	0	0	0

Proposal 6: Adoption of the Incentive Plan Proposal

DYNS’ stockholders adopted and approved by ordinary resolution the Incentive Plan in the form attached to the Proxy Statement as Annex C. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,266,501	6,408,992	302,073	0

Proposal 7: Adoption of the ESPP Proposal

DYNS’ stockholders adopted and approved by ordinary resolution the ESPP in the form attached to the Proxy Statement as Annex D. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,367,084	6,308,459	302,023	0

Item 8.01. Other Events.

In connection with the stockholder vote at the Special Meeting, DYNS’ public stockholders had the right to elect to redeem all or a portion of their shares of Class A common stock for a per share price calculated in accordance with DYNS’ organizational documents. DYNS’ public stockholders holding 14,549,537 shares of Class A common stock validly elected to redeem their public shares. DYNS’ public stockholders who elected to redeem their public shares may revoke their elections at any time prior to the closing of the Business Combination.

The Closing is expected to occur on or about June 8, 2022, subject to the satisfaction or waiver of the conditions contained in the Business Combination Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2022

DYNAMICS SPECIAL PURPOSE CORP.

By:	/s/ Mostafa Ronaghi
Name:	Mostafa Ronaghi
Title:	Chief Executive Officer